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                                                                    EXHIBIT 99.1

                            LAMAR ADVERTISING COMPANY


         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following sets forth unaudited pro forma condensed consolidated financial information for Lamar Advertising Company ("Lamar"). The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 gives effect to the acquisition of Chancellor Outdoor as if the transaction had occurred at the beginning of the period.

         For purposes of the pro forma financial information, the statement of operations of Lamar for the nine month period ended September 30, 1999 has been combined with the statement of operations of Chancellor Outdoor for the period from January 1, 1999 to September 15, 1999.

         The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of Lamar believes reasonable under the circumstances.

         The unaudited pro forma condensed consolidated financial statements have been prepared by Lamar's management. The unaudited pro forma data are not designed to represent and do not represent what the Lamar's results of operations or financial position would have been had the aforementioned acquisition been completed on or as of the dates assumed, and are not intended to project the Lamar 's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of Lamar, Chancellor Outdoor, Martin Media, Martin & Macfarlane, Inc., Whiteco and Outdoor Communications, Inc., included in the Current Report on Form 8-K filed by Lamar Advertising Company on July 7, 1999 as supplemented by the Current Report on Form 8-K filed on November 23, 1999.

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                            LAMAR ADVERTISING COMPANY
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
             (dollars in thousands, except share and per share data)


                                                                                                       PRO FORMA
                                                                    CHANCELLOR      ACQUISITION        COMBINED
                                                    LAMAR           OUTDOOR         ADJUSTMENTS        AS ADJUSTED
                                                    ------------    ------------    ------------       ------------

Revenues, net                                       $    294,614    $    156,627    $     (4,141)(4)   $    447,100
                                                    ------------    ------------    ------------       ------------


Direct advertising expenses                               93,481          84,583          (2,035)(4)        176,029
General and administrative expenses                       64,025           6,835              --             70,860
Depreciation and amortization                            104,951          94,062          10,812(1)         209,825
                                                    ------------    ------------    ------------       ------------

                                                         262,457         185,480           8,777            456,714
                                                    ------------    ------------    ------------       ------------

Operating income                                          32,157         (28,853)        (12,918)            (9,614)
                                                    ------------    ------------    ------------       ------------

Other expense (income):
Interest income                                           (1,067)             --              --             (1,067)
Interest expense                                          57,471             171          23,440(2)          81,082
Loss on disposition of assets                             (5,666)             --              --             (5,666)
Other expenses                                                --           3,101              --              3,101
                                                    ------------    ------------    ------------       ------------

                                                          50,738           3,272          23,440             77,450
                                                    ------------    ------------    ------------       ------------

Loss before income taxes, cumulative effect of an
accounting change and extraordinary item                 (18,581)        (32,125)        (36,358)           (87,064)

Income tax benefit                                          (362)        (11,777)        (13,011)(3)        (25,150)
                                                    ------------    ------------    ------------       ------------

Loss before extraordinary item and accounting
change                                              $    (18,219)   $    (20,348)   $    (23,347)      $    (61,914)
                                                    ============    ============    ============       ============


Loss before extraordinary item and accounting
  change per common share                           $      (0.30)                                      $      (0.71)
                                                    ============                                       ============


Weighted average number of shares outstanding         62,792,352                      24,786,214         87,578,566
                                                    ============                    ============       ============
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
For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on the Company's Condensed Consolidated Statements of Operations for
the nine months ended September 30, 1999, the following adjustments have been made:

                                                                                     09/30/99
                                                                                     --------------------




(1)  To record incremental amortization and depreciation due to the application of purchase accounting. Depreciation and amortization are calculated using accelerated and straight line methods over the estimated useful lives of
     the assets generally from 5-15 years.                                                         10,812
                                                                                     ====================





(2) To eliminate historical interest expense in Chancellor Outdoor's adjusted combined financial statements and record interest expense related to the debt acquired and incurred in the acquisition. (A difference of .125% in the rate of interest would have changed income by $397 for the nine months ended September 30, 1999)


     Historical interest expense                                                                     (171)
     Interest expense on debt acquired                                                             23,611
                                                                                     --------------------

                                                                                                   23,440
                                                                                     ====================




(3)  To record the tax effect of acquisition adjustments                                          (13,011)
                                                                                     ====================



(4) To record the effect on net revenues and direct and general and administrative expenses of the Chancellor Outdoor divestiture required by the Department of Justice in May 1999 and the divestiture required by the Department of Justice as a condition of this Stock Purchase

     Net revenues                                                                                  (4,141)
                                                                                     ====================


     Direct advertising expenses                                                                   (2,035)
                                                                                     ====================